SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

29.SUBSEQUENT EVENTS

On June 21, 2021 House Bill 4492 ("HB 4492"), which provides a mechanism for recovery of certain costs incurred by various parties, including the Company, during the Weather Event through certain securitization structures, became law in Texas. HB 4492 addresses securitization of (i) ancillary service charges above $9,000/MWh during the Weather Event; (ii) reliability deployment price adders charged by the ERCOT during the Weather Event; and (iii) amounts owed to ERCOT due to defaults of competitive market participants, which were subsequently "short-paid" to market participants, including Just Energy, (collectively, the "Costs").

HB 4492 provides that ERCOT request that the Public Utility Commission of Texas (the "Commission") establish financing mechanisms for the payment of the Costs incurred by load-serving entities, including Just Energy, within 30 days. The details of the financing mechanism and the process to apply for recovery of the Costs are undetermined at this time. The Company continues to evaluate HB 4492. Based on current information, however, the Company estimates that if the Commission approves the financing provided for in HB 4492, Just Energy may receive up to approximately US $XX million. The total amount that the Company receives through the mechanisms authorized in HB 4492 may change materially based on a number of factors, including the details of the established financing order issued by the Commission, additional ERCOT resettlements, the outcome of the dispute resolution process initiated by the Company with ERCOT, the amount of funds applied for by all of the applicable parties, and or any potential litigation challenges.